Exhibit #10.5

SUBSCRIPTION AGREEMENT

TO: The Board of Directors

BioForce Nanosciences Holdings, Inc.

2020 General Booth Blvd., Unit 230

Virginia Beach, VA 23454

Dear Director:

The undersigned, Richard Kaiser, hereby subscribes to 500,000 shares of the $0.0001 par value Preferred Series ‘A’ stock (the "Shares") of BioForce Nanosciences Holdings, Inc. (BFNH) a corporation duly organized under the laws of the State of Nevada, (the "Company").

The undersigned further represents and warrants to the Company that:

1.    The undersigned is acquiring the Shares for its own account, to hold for investment, with no present intention of dividing its participation in the Company with others or reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and the undersigned shall not make any sale, transfer or other disposition of the Shares in violation of  the “blue sky” or other similar laws of any state (“State Securities Laws”) or the Rules and Regulations promulgated thereunder or in violation of the Securities Act of 1933, as amended, (the "1933 Act") or the Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC").

2. The undersigned has been advised that the Shares are not being registered under any state securities laws, and are not being registered under the 1933 Act on the ground that this transaction is exempt from registration under Section 4(2) of the 1933 Act as not involving any public offering, and that reliance by the Company on such exemptions is predicated in part on the undersigned's representations contained herein.

3. The shares have not been offered or sold to the undersigned through the use of any form of general or public solicitations or advertisements.

4. The undersigned also understands and agrees that stop transfer instructions will be noted on the appropriate records of the Company and that there will be placed on the certificates for the shares, or any substitutions therefor for a period of one (1) year, a legend stating in substance:

The shares evidenced by this certificate have been acquired for investment and have not been registered under any “blue sky” or other similar laws of any state (“State Securities Laws”), or under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption contained in Section 4(2) of the 1933 Act.  These shares may not be sold or transferred except in transactions (a) registered under the 1933 Act or exempt from registration thereunder, and (b) registered under State Securities Laws or exempt from registration thereunder or otherwise.

5. The undersigned and/or its investment advisor have sufficient knowledge and experience in financial, business and commercial matters to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.

6. The undersigned is an officer and director of the Company and has full access to material financial and business information about the offering and the Company; shares issued in leu of cash for payments made by subscriber on behalf of the Company.

The undersigned agrees to indemnify and hold harmless the Company and its incorporators from liability, if any, because of its connection with the Company, against all claims, losses, damages and liabilities (or action in respect thereof) resulting from any breach by the undersigned of the foregoing and to reimburse the Company and each such other person for any legal and other expenses incurred by the Company and each such other person in connection with investigating and defending any such claim, loss, damage, liability, or action; provided, however, that the Company and each such other person, if any, shall give to the undersigned written notice of any such claim, loss, damage, liability or action forthwith upon obtaining knowledge of the same, and the undersigned shall have the right to defend against the same, at its sole cost and expense retaining counsel of its choice who is satisfactory to the Company and its counsel, but the omission to notify the undersigned shall not relieve its from any liability which it may have to the Company.

This Subscription Agreement shall be binding upon the Company only when approved and accepted on behalf of the Company by the Board of Directors.

The agreements and representations made by the undersigned herein extend to and apply to all of the Shares issued pursuant to the Subscription Agreement.  Acceptance by the undersigned of the certificate representing the Shares shall constitute a confirmation by the undersigned that all agreements and representations made herein shall be true and correct at such time.

Dated:  March 31, 2020

Number of Shares Subscribed for:  500,000 Preferred Series ‘A’

Subscriber:

/s/ Richard Kaiser

Richard Kaiser- Director/CFO/Secretary

By: /s/ Merle Ferguson

Merle Ferguson-  Chairman/President

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription for 500,000 Preferred Series ‘A’ Shares is hereby accepted on March 31, 2020.

                       By:/s/ Merle Ferguson

           Merle Ferguson- Chairman/President